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                                                                    EXHIBIT 99.1


                 CERTIFICATION WITH RESPECT TO ANNUAL REPORT OF
                           LANDRY'S RESTAURANTS, INC.

      The undersigned, being the chief executive officer and chief financial officer of Landry's Restaurants, Inc. (the "Company"), in compliance with 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to each of their respective knowledge with respect to the Annual Report of the Company on Form 10-K as filed with the Securities and Exchange Commission on March 28, 2003 (the "Report").

          1. that the Report fully complies with all requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          2. that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003


                             /s/    TILMAN J. FERTITTA
                             ---------------------------------------------------
                             Tilman J. Fertitta
                             Chairman of the Board, President and
                             Chief Executive Officer


                             /s/    PAUL S. WEST
                             ---------------------------------------------------
                             Paul S. West
                             Executive Vice President and Chief
                             Financial Officer